Supplement dated December 15, 2008 to the following:

MultiOption(registered trademark) Achiever Annuity
MultiOption(registered trademark) Classic Annuity

The Putnam V.T. New Value Fund Class IB Shares sub-account is closed to new investments effective January 5, 2009. New investments are defined as purchase payments or transfers in from contract owners who do not have a contract value allocated to that sub-account on January 5, 2009.

Effective on February 13, 2009, the Putnam VT Equity Income Fund Class IB Shares will be added to the above-listed products.

Effective on February 13, 2009, the Putnam VT New Value Fund Class IB Shares sub-account will merge into the Putnam VT Equity Income Fund Class IB Shares sub-account.






























Investors should retain this supplement for future reference.
F69955 12-2008